Supplemental Consolidated Schedules Third Quarter 2024

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Interest Income
Loans	$5,862	$5,761	$5,712	$5,742	$5,700
Loans held for sale	45	41	37	36	42
Investment securities	1,316	1,294	1,175	1,182	1,152
Other interest income	863	889	840	803	860
Total interest income	8,086	7,985	7,764	7,763	7,754
Interest Expense
Deposits	3,004	3,028	2,884	2,751	2,580
Short-term borrowings	284	296	270	332	450
Long-term debt	663	638	625	569	488
Total interest expense	3,951	3,962	3,779	3,652	3,518
Net interest income	4,135	4,023	3,985	4,111	4,236
Provision for credit losses	557	568	553	512	515
Net interest income after provision for credit losses	3,578	3,455	3,432	3,599	3,721
Noninterest Income
Card revenue	426	428	392	436	412
Corporate payment products revenue	203	195	184	182	198
Merchant processing services	440	454	401	409	427
Trust and investment management fees	667	649	641	621	627
Service charges	302	322	315	324	334
Commercial products revenue	397	374	388	326	354
Mortgage banking revenue	155	190	166	137	144
Investment products fees	84	82	77	73	70
Securities gains (losses), net	(119)	(36)	2	(116)	—
Other	143	157	134	228	198
Total noninterest income	2,698	2,815	2,700	2,620	2,764
Noninterest Expense
Compensation and employee benefits	2,637	2,619	2,691	2,509	2,615
Net occupancy and equipment	317	316	296	316	313
Professional services	130	116	110	158	127
Marketing and business development	165	158	136	306	176
Technology and communications	524	509	507	513	511
Other intangibles	142	142	146	156	161
Merger and integration charges	—	—	155	171	284
Other	289	354	418	1,090	343
Total noninterest expense	4,204	4,214	4,459	5,219	4,530
Income before income taxes	2,072	2,056	1,673	1,000	1,955
Applicable income taxes	350	445	347	139	431
Net income	1,722	1,611	1,326	861	1,524
Net (income) loss attributable to noncontrolling interests	(8)	(8)	(7)	(14)	(1)
Net income attributable to U.S. Bancorp	$1,714	$1,603	$1,319	$847	$1,523
Net income applicable to U.S. Bancorp common shareholders	$1,601	$1,518	$1,209	$766	$1,412

Earnings per common share	$1.03	$.97	$.78	$.49	$.91
Diluted earnings per common share	$1.03	$.97	$.78	$.49	$.91
Dividends declared per common share	$.50	$.49	$.49	$.49	$.48
Average common shares outstanding	1,561	1,560	1,559	1,557	1,548
Average diluted common shares outstanding	1,561	1,561	1,559	1,558	1,549
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.74	2.67	2.70	2.78	2.81
Return on average assets	1.03	.97	.81	.52	.91
Return on average common equity	12.4	12.4	10.0	6.4	11.9
Efficiency ratio	60.2	61.0	66.4	75.9	64.4

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Assets	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Cash and due from banks	$73,562	$65,832	$76,985	$61,192	$64,354
Investment securities
Held-to-maturity	80,025	81,486	82,948	84,045	85,342
Available-for-sale	81,704	79,799	72,426	69,706	67,207
Loans held for sale	3,211	2,582	2,080	2,201	2,336
Loans
Commercial	133,638	135,248	134,726	131,881	133,319
Commercial real estate	50,619	51,887	52,677	53,455	54,131
Residential mortgages	118,034	117,147	116,079	115,530	115,055
Credit card	29,037	28,715	27,844	28,560	27,080
Other retail	42,836	43,136	43,262	44,409	45,649
Total loans	374,164	376,133	374,588	373,835	375,234
Less allowance for loan losses	(7,560)	(7,549)	(7,514)	(7,379)	(7,218)
Net loans	366,604	368,584	367,074	366,456	368,016
Premises and equipment	3,585	3,570	3,537	3,623	3,616
Goodwill	12,573	12,476	12,479	12,489	12,472
Other intangible assets	5,488	5,757	6,031	6,084	6,435
Other assets	59,717	59,972	60,046	57,695	58,261
Total assets	$686,469	$680,058	$683,606	$663,491	$668,039

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$86,838	$86,756	$91,220	$89,989	$98,006
Interest-bearing	434,293	437,029	436,843	422,323	420,352
Total deposits	521,131	523,785	528,063	512,312	518,358
Short-term borrowings	23,708	16,557	17,102	15,279	21,900
Long-term debt	54,839	52,720	52,693	51,480	43,074
Other liabilities	27,470	30,111	29,715	28,649	31,129
Total liabilities	627,148	623,173	627,573	607,720	614,461
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,729	8,688	8,642	8,673	8,684
Retained earnings	76,057	75,231	74,473	74,026	74,023
Less treasury stock	(24,010)	(24,020)	(24,023)	(24,126)	(24,168)
Accumulated other comprehensive income (loss)	(8,746)	(10,308)	(10,353)	(10,096)	(12,255)
Total U.S. Bancorp shareholders' equity	58,859	56,420	55,568	55,306	53,113
Noncontrolling interests	462	465	465	465	465
Total equity	59,321	56,885	56,033	55,771	53,578
Total liabilities and equity	$686,469	$680,058	$683,606	$663,491	$668,039

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Assets
Investment securities	$166,899	$167,020	$161,236	$161,885	$163,236
Loans held for sale	2,757	2,382	2,002	2,154	2,661
Loans
Commercial
Commercial	128,979	130,162	126,602	126,884	130,415
Lease financing	4,159	4,177	4,165	4,212	4,305
Total commercial	133,138	134,339	130,767	131,096	134,720
Commercial real estate
Commercial mortgages	40,343	40,871	41,545	42,089	42,665
Construction and development	11,111	11,418	11,492	11,736	11,588
Total commercial real estate	51,454	52,289	53,037	53,825	54,253
Residential mortgages	117,559	116,478	115,639	115,196	114,627
Credit card	28,994	28,349	27,942	27,753	26,883
Other retail
Retail leasing	4,088	4,185	4,082	4,167	4,436
Home equity and second mortgages	13,239	13,053	12,983	12,977	12,809
Other	25,598	25,992	26,620	27,842	29,149
Total other retail	42,925	43,230	43,685	44,986	46,394
Total loans	374,070	374,685	371,070	372,856	376,877
Interest-bearing deposits with banks	50,547	53,056	50,903	47,532	53,100
Other earning assets	12,907	11,749	10,924	9,817	9,371
Total earning assets	607,180	608,892	596,135	594,244	605,245
Allowance for loan losses	(7,576)	(7,550)	(7,438)	(7,270)	(7,266)
Unrealized gain (loss) on investment securities	(6,291)	(7,464)	(7,121)	(8,806)	(8,241)
Other assets	71,327	71,626	72,333	73,280	74,261
Total assets	$664,640	$665,504	$653,909	$651,448	$663,999

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,939	$83,418	$84,787	$90,590	$97,524
Interest-bearing deposits
Interest checking	125,631	125,709	125,011	127,445	132,560
Money market savings	206,546	208,386	196,502	187,322	177,340
Savings accounts	36,814	38,855	41,645	44,728	50,138
Time deposits	58,827	57,541	55,116	52,697	54,729
Total interest-bearing deposits	427,818	430,491	418,274	412,192	414,767
Short-term borrowings	17,723	17,098	16,364	18,645	27,550
Long-term debt	54,841	52,875	52,713	48,863	43,826
Total interest-bearing liabilities	500,382	500,464	487,351	479,700	486,143
Other liabilities	24,575	25,130	25,640	26,379	26,049
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	51,475	49,221	48,859	47,506	47,009
Total U.S. Bancorp shareholders' equity	58,283	56,029	55,667	54,314	53,817
Noncontrolling interests	461	463	464	465	466
Total equity	58,744	56,492	56,131	54,779	54,283
Total liabilities and equity	$664,640	$665,504	$653,909	$651,448	$663,999

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended September 30,
		2024			2023
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$166,899	$1,335	3.20%	$163,236	$1,172	2.87%	2.2%
Loans held for sale	2,757	45	6.44	2,661	42	6.28	3.6
Loans (c)
Commercial	133,138	2,217	6.63	134,720	2,254	6.64	(1.2)
Commercial real estate	51,454	841	6.50	54,253	854	6.25	(5.2)
Residential mortgages	117,559	1,160	3.95	114,627	1,078	3.76	2.6
Credit card	28,994	987	13.54	26,883	886	13.07	7.9
Other retail	42,925	669	6.20	46,394	642	5.49	(7.5)
Total loans	374,070	5,874	6.25	376,877	5,714	6.02	(.7)
Interest-bearing deposits with banks	50,547	694	5.46	53,100	742	5.55	(4.8)
Other earning assets	12,907	169	5.19	9,371	118	5.01	37.7
Total earning assets	607,180	8,117	5.33	605,245	7,788	5.12	.3
Allowance for loan losses	(7,576)			(7,266)			(4.3)
Unrealized gain (loss) on investment securities	(6,291)			(8,241)			23.7
Other assets	71,327			74,261			(4.0)
Total assets	$664,640			$663,999			.1

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,939			$97,524			(17.0)%
Interest-bearing deposits
Interest checking	125,631	399	1.26	132,560	370	1.11	(5.2)
Money market savings	206,546	1,930	3.72	177,340	1,638	3.66	16.5
Savings accounts	36,814	28.30		50,138	25.19		(26.6)
Time deposits	58,827	647	4.37	54,729	547	3.97	7.5
Total interest-bearing deposits	427,818	3,004	2.79	414,767	2,580	2.47	3.1
Short-term borrowings	17,723	284	6.38	27,550	452	6.50	(35.7)
Long-term debt	54,841	663	4.81	43,826	488	4.42	25.1
Total interest-bearing liabilities	500,382	3,951	3.14	486,143	3,520	2.87	2.9
Other liabilities	24,575			26,049			(5.7)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	51,475			47,009			9.5
Total U.S. Bancorp shareholders' equity	58,283			53,817			8.3
Noncontrolling interests	461			466			(1.1)
Total equity	58,744			54,283			8.2
Total liabilities and equity	$664,640			$663,999			.1
Net interest income		$4,166			$4,268
Gross interest margin			2.19%			2.25%
Gross interest margin without taxable-equivalent increments			2.17			2.23

Percent of Earning Assets
Interest income			5.33%			5.12%
Interest expense			2.59			2.31
Net interest margin			2.74%			2.81%
Net interest margin without taxable-equivalent increments			2.72%			2.79%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended
	September 30, 2024			June 30, 2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$166,899	$1,335	3.20%	$167,020	$1,314	3.15%	(.1)%
Loans held for sale	2,757	45	6.44	2,382	41	6.98	15.7
Loans (c)
Commercial	133,138	2,217	6.63	134,339	2,209	6.61	(.9)
Commercial real estate	51,454	841	6.50	52,289	847	6.51	(1.6)
Residential mortgages	117,559	1,160	3.95	116,478	1,141	3.92	.9
Credit card	28,994	987	13.54	28,349	925	13.13	2.3
Other retail	42,925	669	6.20	43,230	650	6.05	(.7)
Total loans	374,070	5,874	6.25	374,685	5,772	6.19	(.2)
Interest-bearing deposits with banks	50,547	694	5.46	53,056	736	5.58	(4.7)
Other earning assets	12,907	169	5.19	11,749	152	5.22	9.9
Total earning assets	607,180	8,117	5.33	608,892	8,015	5.29	(.3)
Allowance for loan losses	(7,576)			(7,550)			(.3)
Unrealized gain (loss) on investment securities	(6,291)			(7,464)			15.7
Other assets	71,327			71,626			(.4)
Total assets	$664,640			$665,504			(.1)

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,939			$83,418			(3.0)%
Interest-bearing deposits
Interest checking	125,631	399	1.26	125,709	386	1.23	(.1)
Money market savings	206,546	1,930	3.72	208,386	1,993	3.85	(.9)
Savings accounts	36,814	28.30		38,855	26.27		(5.3)
Time deposits	58,827	647	4.37	57,541	623	4.35	2.2
Total interest-bearing deposits	427,818	3,004	2.79	430,491	3,028	2.83	(.6)
Short-term borrowings	17,723	284	6.38	17,098	297	6.98	3.7
Long-term debt	54,841	663	4.81	52,875	638	4.85	3.7
Total interest-bearing liabilities	500,382	3,951	3.14	500,464	3,963	3.18	—
Other liabilities	24,575			25,130			(2.2)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	51,475			49,221			4.6
Total U.S. Bancorp shareholders' equity	58,283			56,029			4.0
Noncontrolling interests	461			463			(.4)
Total equity	58,744			56,492			4.0
Total liabilities and equity	$664,640			$665,504			(.1)
Net interest income		$4,166			$4,052
Gross interest margin			2.19%			2.11%
Gross interest margin without taxable-equivalent increments			2.17			2.09

Percent of Earning Assets
Interest income			5.33%			5.29%
Interest expense			2.59			2.62
Net interest margin			2.74%			2.67%
Net interest margin without taxable-equivalent increments			2.72%			2.65%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Nine Months Ended September 30,
	2024			2023
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$165,059	$3,843	3.10%	$163,051	$3,364	2.75%	1.2%
Loans held for sale	2,381	123	6.86	2,564	111	5.77	(7.1)
Loans (c)
Commercial	132,749	6,606	6.65	136,159	6,452	6.33	(2.5)
Commercial real estate	52,257	2,542	6.50	54,923	2,504	6.09	(4.9)
Residential mortgages	116,563	3,408	3.90	116,167	3,215	3.69	.3
Credit card	28,430	2,852	13.40	26,171	2,508	12.81	8.6
Other retail	43,279	1,961	6.05	50,692	1,947	5.13	(14.6)
Total loans	373,278	17,369	6.21	384,112	16,626	5.78	(2.8)
Interest-bearing deposits with banks	51,499	2,134	5.53	49,495	1,904	5.14	4.0
Other earning assets	11,863	458	5.16	9,669	344	4.76	22.7
Total earning assets	604,080	23,927	5.29	608,891	22,349	4.90	(.8)
Allowance for loan losses	(7,521)			(7,094)			(6.0)
Unrealized gain (loss) on investment securities	(6,956)			(7,708)			9.8
Other assets	71,760			73,392			(2.2)
Total assets	$661,363			$667,481			(.9)

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$83,040			$113,556			(26.9)%
Interest-bearing deposits
Interest checking	125,451	1,147	1.22	129,980	965.99		(3.5)
Money market savings	203,821	5,837	3.83	159,178	3,841	3.23	28.0
Savings accounts	39,097	80.27		59,251	61.14		(34.0)
Time deposits	57,167	1,852	4.33	44,668	1,157	3.46	28.0
Total interest-bearing deposits	425,536	8,916	2.80	393,077	6,024	2.05	8.3
Short-term borrowings	17,064	852	6.67	39,364	1,644	5.58	(56.7)
Long-term debt	53,482	1,926	4.81	42,551	1,296	4.07	25.7
Total interest-bearing liabilities	496,082	11,694	3.15	474,992	8,964	2.52	4.4
Other liabilities	25,112			25,028			.3
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	49,858			46,632			6.9
Total U.S. Bancorp shareholders' equity	56,666			53,440			6.0
Noncontrolling interests	463			465			(.4)
Total equity	57,129			53,905			6.0
Total liabilities and equity	$661,363			$667,481			(.9)
Net interest income		$12,233			$13,385
Gross interest margin			2.14%			2.38%
Gross interest margin without taxable-equivalent increments			2.12			2.36

Percent of Earning Assets
Interest income			5.29%			4.90%
Interest expense			2.59			1.96
Net interest margin			2.70%			2.94%
Net interest margin without taxable-equivalent increments			2.68%			2.92%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

LOAN PORTFOLIO
	September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023		September 30, 2023
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial	$129,434	34.6	$131,043	34.9	$130,530	34.8	$127,676	34.2	$129,040	34.4
Lease financing	4,204	1.1	4,205	1.1	4,196	1.2	4,205	1.1	4,279	1.1
Total commercial	133,638	35.7	135,248	36.0	134,726	36.0	131,881	35.3	133,319	35.5

Commercial real estate
Commercial mortgages	39,602	10.6	40,844	10.9	41,157	11.0	41,934	11.2	42,473	11.3
Construction and
development	11,017	2.9	11,043	2.9	11,520	3.1	11,521	3.1	11,658	3.1
Total commercial
real estate	50,619	13.5	51,887	13.8	52,677	14.1	53,455	14.3	54,131	14.4

Residential mortgages
Residential mortgages	111,790	29.9	110,680	29.4	109,396	29.2	108,605	29.0	107,875	28.8
Home equity loans, first
liens	6,244	1.6	6,467	1.7	6,683	1.8	6,925	1.9	7,180	1.9
Total residential
mortgages	118,034	31.5	117,147	31.1	116,079	31.0	115,530	30.9	115,055	30.7

Credit card	29,037	7.8	28,715	7.6	27,844	7.4	28,560	7.6	27,080	7.2

Other retail
Retail leasing	4,038	1.1	4,178	1.1	4,137	1.1	4,135	1.1	4,271	1.2
Home equity and second
mortgages	13,364	3.6	13,180	3.5	12,932	3.5	13,056	3.5	12,879	3.4
Revolving credit	3,644	1.0	3,597	1.0	3,473.9		3,668	1.0	3,766	1.0
Installment	14,482	3.9	14,169	3.8	13,921	3.7	13,889	3.7	14,145	3.8
Automobile	7,308	1.9	8,012	2.1	8,799	2.3	9,661	2.6	10,588	2.8
Total other retail	42,836	11.5	43,136	11.5	43,262	11.5	44,409	11.9	45,649	12.2
Total loans	$374,164	100.0	$376,133	100.0	$374,588	100.0	$373,835	100.0	$375,234	100.0

Supplemental Business Line Schedules Third Quarter 2024
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,896	$1,910	$1,905	$1,974	$2,023
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	666	648	640	620	627
Service charges	134	146	134	128	129
Commercial products revenue	205	200	208	149	150
Mortgage banking revenue	—	—	—	—	—
Investment products fees	84	82	77	73	70
Securities gains (losses), net	—	—	—	—	—
Other	56	54	53	51	54
Total noninterest income	1,145	1,130	1,112	1,021	1,030
Total net revenue	3,041	3,040	3,017	2,995	3,053
Noninterest Expense
Compensation and employee benefits	547	564	566	534	543
Net occupancy and equipment	39	39	39	37	37
Other intangibles	52	52	52	55	57
Net shared services	536	529	543	529	519
Other	190	186	201	225	184
Total noninterest expense	1,364	1,370	1,401	1,380	1,340
Income before provision and income taxes	1,677	1,670	1,616	1,615	1,713
Provision for Credit Losses	94	100	141	69	136
Income before income taxes	1,583	1,570	1,475	1,546	1,577
Income taxes and taxable-equivalent adjustment	396	393	369	387	394
Net income	1,187	1,177	1,106	1,159	1,183
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$1,187	$1,177	$1,106	$1,159	$1,183

FINANCIAL RATIOS
Return on average assets	2.36%	2.33%	2.23%	2.29%	2.30%
Net interest margin (taxable-equivalent basis)	4.13	4.19	4.26	4.37	4.41
Efficiency ratio	44.9	45.1	46.4	46.1	43.9

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$113,805	$115,739	$113,051	$113,393	$117,278
Commercial real estate	36,925	37,445	37,976	38,329	38,448
Residential mortgages	15,673	15,159	14,705	14,572	14,274
Credit card	—	—	—	—	—
Other retail	5,430	5,441	5,403	5,612	5,700
Total loans	171,833	173,784	171,135	171,906	175,700
Other Earning Assets	10,740	9,590	8,738	7,287	6,458
Total earning assets	182,573	183,374	179,873	179,193	182,158
Non-earning Assets
Goodwill	4,825	4,824	4,825	4,825	4,638
Other intangible assets	955	1,007	1,059	1,112	921
Other non-earning assets	11,846	14,083	13,501	15,371	16,193
Total non-earning assets	17,626	19,914	19,385	21,308	21,752
Total assets	200,199	203,288	199,258	200,501	203,910
Deposits
Noninterest-bearing deposits	54,263	57,218	58,496	62,119	66,055
Interest checking	53,278	52,027	50,864	51,288	52,956
Savings products	150,302	152,530	145,376	143,192	143,577
Time deposits	12,024	12,239	12,053	12,123	13,508
Total deposits	269,867	274,014	266,789	268,722	276,096
Other Interest-bearing Liabilities	15,885	15,761	15,161	13,842	12,846
Other Noninterest-bearing Liabilities	8,526	10,748	10,060	11,969	12,877
Total liabilities	294,278	300,523	292,010	294,533	301,819
Total U.S. Bancorp Shareholders' Equity	21,277	21,485	21,760	22,710	22,839
Noncontrolling Interests	—	—	—	—	—
Total Equity	21,277	21,485	21,760	22,710	22,839
NET INTEREST SPREADS (%)
Total earning assets	1.18	1.16	1.16	1.17	1.16
Total assets	.65	.57	.60	.57	.60
Total deposits	2.98	3.01	3.06	3.11	3.08
Total liabilities	2.94	3.00	3.05	3.10	3.06
CREDIT QUALITY
Net Charge-offs
Commercial	$73	$72	$51	$28	$42
Commercial real estate	67	35	13	71	49
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	1	—	1
Total net charge-offs	$140	$107	$65	$99	$92
Net Charge-off Ratios
Commercial	.26%	.25%	.18%	.10%	.14%
Commercial real estate	.72	.38	.14	.73	.51
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	.07	—	.07
Total net charge-offs	.32%	.25%	.15%	.23%	.21%

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Nonperforming Assets
Nonperforming loans	$1,359	$1,353	$1,292	$937	$830
Other nonperforming assets	—	1	1	1	1
Total nonperforming assets	$1,359	$1,354	$1,293	$938	$831

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$45,864	$47,138	$47,821	$48,479	$48,751
Wealth management	28,040	27,689	27,244	27,408	27,147
Institutional client group	83,502	84,499	81,800	81,180	84,616
Global corporate trust & custody	134	117	116	167	132
Other	14,293	14,341	14,154	14,672	15,054
Total	$171,833	$173,784	$171,135	$171,906	$175,700

Average Deposit Balances
Commercial real estate division	$16,100	$15,209	$15,519	$16,585	$16,799
Wealth management	41,811	42,659	42,185	41,660	40,450
Institutional client group	131,360	134,128	135,047	137,809	145,848
Global corporate trust & custody	70,853	71,397	64,458	62,696	63,566
Other	9,743	10,621	9,580	9,972	9,433
Total	$269,867	$274,014	$266,789	$268,722	$276,096

Noninterest Income
Trust and investment management fees
Wealth management	$169	$166	$165	$158	$157
U.S. Bancorp Asset Management	61	60	61	57	59
Global corporate trust & custody	276	265	262	258	259
Fund services	149	147	142	138	141
Other	11	10	10	9	11
Global capital markets	247	238	242	188	191
Treasury management	134	146	134	128	129
All other noninterest income	98	98	96	85	83
Total	$1,145	$1,130	$1,112	$1,021	$1,030

Assets Under Management by Category *
Equity	$79,653	$73,940	$70,924	$66,344	$67,371
Fixed income	213,602	217,792	212,045	200,607	201,045
Money market	160,592	154,977	155,774	154,250	148,593
Other	35,188	33,622	33,421	33,134	31,212
Total	$489,035	$480,331	$472,164	$454,335	$448,221

* Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,937	$1,921	$1,879	$1,959	$2,048
Noninterest Income
Card revenue	2	3	3	3	4
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	1	1	1	1	—
Service charges	166	174	179	194	203
Commercial products revenue	6	6	6	5	5
Mortgage banking revenue	155	160	166	137	144
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	71	70	69	70	78
Total noninterest income	401	414	424	410	434
Total net revenue	2,338	2,335	2,303	2,369	2,482
Noninterest Expense
Compensation and employee benefits	560	554	560	553	577
Net occupancy and equipment	157	154	147	153	153
Other intangibles	67	67	67	72	75
Net shared services	720	720	705	747	739
Other	181	166	152	178	177
Total noninterest expense	1,685	1,661	1,631	1,703	1,721
Income before provision and income taxes	653	674	672	666	761
Provision for Credit Losses	18	30	54	48	7
Income before income taxes	635	644	618	618	754
Income taxes and taxable-equivalent adjustment	159	161	155	155	189
Net income	476	483	463	463	565
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$476	$483	$463	$463	$565

FINANCIAL RATIOS
Return on average assets	1.12%	1.15%	1.10%	1.07%	1.28%
Net interest margin (taxable-equivalent basis)	4.88	4.91	4.82	4.91	5.07
Efficiency ratio	72.1	71.1	70.8	71.9	69.3

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$4,331	$4,060	$3,820	$3,780	$4,048
Commercial real estate	11,745	11,940	12,083	12,353	12,608
Residential mortgages	101,885	101,318	100,933	100,623	100,352
Credit card	—	—	—	—	—
Other retail	37,343	37,636	38,122	39,207	40,450
Total loans	155,304	154,954	154,958	155,963	157,458
Other Earning Assets	2,738	2,278	1,879	2,170	2,688
Total earning assets	158,042	157,232	156,837	158,133	160,146
Non-earning Assets
Goodwill	4,326	4,326	4,326	4,327	4,515
Other intangible assets	4,405	4,734	4,696	4,926	5,154
Other non-earning assets	2,164	2,437	3,338	4,481	5,068
Total non-earning assets	10,895	11,497	12,360	13,734	14,737
Total assets	168,937	168,729	169,197	171,867	174,883
Deposits
Noninterest-bearing deposits	20,781	20,974	21,451	23,426	25,561
Interest checking	70,751	72,235	72,902	74,783	78,221
Savings products	90,906	92,511	90,576	87,566	82,626
Time deposits	39,240	37,698	35,336	33,682	31,878
Total deposits	221,678	223,418	220,265	219,457	218,286
Other Interest-bearing Liabilities	1,176	965	1,116	1,226	1,234
Other Noninterest-bearing Liabilities	2,007	2,143	2,117	2,288	2,420
Total liabilities	224,861	226,526	223,498	222,971	221,940
Total U.S. Bancorp Shareholders' Equity	14,247	14,560	14,851	15,374	15,770
Noncontrolling Interests	—	—	—	—	—
Total Equity	14,247	14,560	14,851	15,374	15,770
NET INTEREST SPREADS (%)
Total earning assets	1.32	1.34	1.34	1.33	1.33
Total assets	1.00	1.00	.96	.93	.90
Total deposits	4.75	4.76	4.77	4.91	5.09
Total liabilities	4.71	4.72	4.73	4.87	5.04
CREDIT QUALITY
Net Charge-offs
Commercial	$15	$15	$14	$13	$17
Commercial real estate	3	1	1	—	(1)
Residential mortgages	(3)	(4)	—	(1)	(3)
Credit card	—	—	—	—	—
Other retail	50	47	53	52	44
Total net charge-offs	$65	$59	$68	$64	$57
Net Charge-off Ratios
Commercial	1.38%	1.49%	1.47%	1.36%	1.67%
Commercial real estate	.10	.03	.03	—	(.03)
Residential mortgages	(.01)	(.02)	—	—	(.01)
Credit card	—	—	—	—	—
Other retail	.53	.50	.56	.53	.43
Total net charge-offs	.17%	.15%	.18%	.16%	.14%

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Nonperforming Assets
Nonperforming loans	$398	$401	$389	$397	$373
Other nonperforming assets	21	23	25	26	26
Total nonperforming assets	$419	$424	$414	$423	$399

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$4,087	$4,185	$4,082	$4,167	$4,436
Home equity and second mortgages	10,812	10,602	10,527	10,481	10,302
Other	22,444	22,849	23,513	24,559	25,712
Total other retail	$37,343	$37,636	$38,122	$39,207	$40,450
Home equity first lien*	$5,721	$5,930	$6,145	$6,371	$6,614
Home equity loans	2,226	2,028	1,915	1,815	1,669
Home equity lines	8,586	8,574	8,612	8,666	8,633
Total home equity	$16,533	$16,532	$16,672	$16,852	$16,916
Net Charge-off Ratios (%)
Retail leasing	.49	.29	.49	.19	.18
Home equity and second mortgages	(.04)	(.04)	—	(.04)	.04
Other	.82	.79	.82	.82	.63
Total other retail	.53	.50	.56	.53	.43
Retail Credit Production
Indirect loan/lease production volume	$1,798	$1,929	$1,569	$1,072	$1,090
Direct branch loan/line production volume	1,417	1,754	1,382	1,336	1,575
Other production volume	469	522	375	256	308
Total retail credit production volume	$3,684	$4,205	$3,326	$2,664	$2,973
Branch and ATM Data
# of branches	2,187	2,207	2,256	2,274	2,280
# of U.S. Bank ATMs	4,515	4,534	4,522	4,524	4,520

* Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales (a)	$89	$80	$69	$46	$70
Loan servicing	170	176	180	180	176
Mortgage servicing rights fair value changes
net of economic hedges (b)	(10)	(6)	(2)	4	(3)
Other changes in mortgage servicing rights fair value (c)	(94)	(90)	(81)	(93)	(99)
Total mortgage banking revenue	$155	$160	$166	$137	$144
Mortgage production volume	$11,076	$9,449	$7,129	$7,405	$9,493
Mortgage application volume	$17,089	$14,415	$12,531	$9,535	$12,947
Mortgages serviced for others (d)(e)	$215,286	$225,780	$232,907	$233,382	$232,263
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of September 30, 2024, was as follows:
(Dollars in Millions)		HFA (f)	Government	Conventional (g)	Total
Servicing portfolio (h)		$51,526	$25,506	$137,961	$214,993
Fair value		$791	$490	$1,906	$3,187
Value (bps) (i)		154	192	138	148
Weighted-average servicing fees (bps)		36	45	25	30
Multiple (value/servicing fees)		4.32	4.30	5.44	4.92
Weighted-average note rate		4.84%	4.34%	3.81%	4.12%
Weighted-average age (in years)		4.5	5.9	4.9	4.9
Weighted-average expected prepayment (constant prepayment rate)		11.0%	11.3%	8.9%	9.7%
Weighted-average expected life (in years)		7.0	6.4	7.0	6.9
Weighted-average option adjusted spread (j)		5.9%	6.2%	4.8%	5.3%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$727	$673	$702	$676	$663
Noninterest Income
Card revenue	424	425	389	433	408
Corporate payment products revenue	203	195	184	182	198
Merchant processing services	440	454	401	409	427
Trust and investment management fees	—	—	—	—	—
Service charges	—	—	—	—	—
Commercial products revenue	—	—	—	—	—
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	6	20	5	5	6
Total noninterest income	1,073	1,094	979	1,029	1,039
Total net revenue	1,800	1,767	1,681	1,705	1,702
Noninterest Expense
Compensation and employee benefits	227	226	228	218	218
Net occupancy and equipment	10	9	9	9	9
Other intangibles	23	23	27	29	29
Net shared services	547	530	522	530	522
Other	219	214	226	245	228
Total noninterest expense	1,026	1,002	1,012	1,031	1,006
Income before provision and income taxes	774	765	669	674	696
Provision for Credit Losses	404	388	359	461	399
Income before income taxes	370	377	310	213	297
Income taxes and taxable-equivalent adjustment	93	94	78	53	74
Net income	277	283	232	160	223
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$277	$283	$232	$160	$223

FINANCIAL RATIOS
Return on average assets	2.33%	2.47%	1.99%	1.40%	1.98%
Net interest margin (taxable-equivalent basis)	6.94	6.61	7.07	6.70	6.75
Efficiency ratio	57.0	56.7	60.2	60.5	59.1

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$12,511	$12,334	$11,705	$12,121	$11,899
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	28,994	28,349	27,942	27,753	26,883
Other retail	148	149	156	165	172
Total loans	41,653	40,832	39,803	40,039	38,954
Other Earning Assets	8	115	153	10	5
Total earning assets	41,661	40,947	39,956	40,049	38,959
Non-earning Assets
Goodwill	3,370	3,327	3,331	3,326	3,333
Other intangible assets	266	281	300	319	340
Other non-earning assets	1,902	1,544	3,229	1,679	2,142
Total non-earning assets	5,538	5,152	6,860	5,324	5,815
Total assets	47,199	46,099	46,816	45,373	44,774
Deposits
Noninterest-bearing deposits	2,653	2,706	2,791	2,772	2,796
Interest checking	—	—	—	—	—
Savings products	94	96	96	98	100
Time deposits	1	1	1	1	1
Total deposits	2,748	2,803	2,888	2,871	2,897
Other Interest-bearing Liabilities	220	342	304	253	308
Other Noninterest-bearing Liabilities	5,073	4,712	6,275	4,674	4,973
Total liabilities	8,041	7,857	9,467	7,798	8,178
Total U.S. Bancorp Shareholders' Equity	9,959	9,941	9,965	9,695	9,442
Noncontrolling Interests	—	—	—	—	—
Total Equity	9,959	9,941	9,965	9,695	9,442
NET INTEREST SPREADS (%)
Total earning assets	6.32	6.00	6.46	6.11	6.16
Total assets	4.98	4.75	4.73	4.80	4.72
Total deposits	5.94	6.03	5.99	5.94	5.89
Total liabilities	5.19	5.17	5.31	5.39	5.29
CREDIT QUALITY
Net Charge-offs
Commercial	$59	$57	$51	$44	$37
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	299	315	296	255	220
Other retail	1	1	1	1	1
Total net charge-offs	$359	$373	$348	$300	$258
Net Charge-off Ratios
Commercial	1.88%	1.86%	1.75%	1.44%	1.23%
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	4.10	4.47	4.26	3.65	3.25
Other retail	2.69	2.70	2.58	2.40	2.31
Total net charge-offs	3.43%	3.67%	3.52%	2.97%	2.63%

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	—	—	—	—	—
Total nonperforming assets	$—	$—	$—	$—	$—

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
OTHER INFORMATION
Total Noninterest Income
Retail payment solutions	$426	$442	$390	$436	$410
Corporate payment systems	207	198	187	184	201
Global merchant acquiring	440	454	402	409	428
Total	$1,073	$1,094	$979	$1,029	$1,039
Payment Volumes
Retail payment solutions (Issuing)
Credit card	$36,912	$36,504	$33,683	$35,604	$34,526
Debit and prepaid card	27,299	26,766	25,262	26,169	25,795
Total retail payment solutions	$64,211	$63,270	$58,945	$61,773	$60,321

Corporate payment systems (issuing)	$23,808	$22,391	$21,477	$21,012	$22,925

Merchant volume (acquiring)	$148,338	$147,809	$137,552	$135,727	$144,558
# of merchant transactions	2,171,741,540	2,136,671,083	1,930,302,342	2,002,532,119	2,094,366,023

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	($394)	($452)	($471)	($467)	($466)
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Service charges	2	2	2	2	2
Commercial products revenue	186	168	174	172	199
Mortgage banking revenue	—	30	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	(119)	(36)	2	(116)	—
Other	10	13	7	102	60
Total noninterest income	79	177	185	160	261
Total net revenue	(315)	(275)	(286)	(307)	(205)
Noninterest Expense
Compensation and employee benefits	1,303	1,275	1,337	1,204	1,277
Net occupancy and equipment	111	114	101	117	114
Other intangibles	—	—	—	—	—
Net shared services	(1,803)	(1,779)	(1,770)	(1,806)	(1,780)
Other	518	571	747	1,590	852
Total noninterest expense	129	181	415	1,105	463
Income (loss) before provision and income taxes	(444)	(456)	(701)	(1,412)	(668)
Provision for Credit Losses	41	50	(1)	(66)	(27)
Income (loss) before income taxes	(485)	(506)	(700)	(1,346)	(641)
Income taxes and taxable-equivalent adjustment	(267)	(174)	(225)	(425)	(194)
Net income (loss)	(218)	(332)	(475)	(921)	(447)
Net (income) loss attributable to noncontrolling interests	(8)	(8)	(7)	(14)	(1)
Net income (loss) attributable to U.S. Bancorp	($226)	($340)	($482)	($935)	($448)

FINANCIAL RATIOS (%)
Return on average assets	nm	nm	nm	nm	nm
Net interest margin (taxable-equivalent basis)	nm	nm	nm	nm	nm
Efficiency ratio	nm	nm	nm	nm	nm

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$2,491	$2,206	$2,191	$1,802	$1,495
Commercial real estate	2,784	2,904	2,978	3,143	3,197
Residential mortgages	1	1	1	1	1
Credit card	—	—	—	—	—
Other retail	4	4	4	2	72
Total loans	5,280	5,115	5,174	4,948	4,765
Other Earning Assets	219,624	222,224	214,295	211,921	219,217
Total earning assets	224,904	227,339	219,469	216,869	223,982
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	9	9	10	10	10
Other non-earning assets	23,392	20,040	19,159	16,828	16,440
Total non-earning assets	23,401	20,049	19,169	16,838	16,450
Total assets	248,305	247,388	238,638	233,707	240,432
Deposits
Noninterest-bearing deposits	3,242	2,520	2,049	2,273	3,112
Interest checking	1,602	1,447	1,245	1,374	1,383
Savings products	2,058	2,104	2,099	1,194	1,175
Time deposits	7,562	7,603	7,726	6,891	9,342
Total deposits	14,464	13,674	13,119	11,732	15,012
Other Interest-bearing Liabilities	55,283	52,905	52,496	52,187	56,988
Other Noninterest-bearing Liabilities	8,969	7,527	7,188	7,448	5,779
Total liabilities	78,716	74,106	72,803	71,367	77,779
Total U.S. Bancorp Shareholders' Equity	12,800	10,043	9,091	6,535	5,766
Noncontrolling Interests	461	463	464	465	466
Total Equity	13,261	10,506	9,555	7,000	6,232
NET INTEREST SPREADS (%)
Total earning assets	nm	nm	nm	nm	nm
Total assets	nm	nm	nm	nm	nm
Total deposits	nm	nm	nm	nm	nm
Total liabilities	nm	nm	nm	nm	nm
CREDIT QUALITY
Net Charge-offs
Commercial	$—	($1)	$—	$—	($4)
Commercial real estate	—	—	7	—	1
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	16
Total net charge-offs	$—	($1)	$7	$—	$13
Net Charge-off Ratios (%)
Commercial	nm	nm	nm	nm	nm
Commercial real estate	nm	nm	nm	nm	nm
Residential mortgages	nm	nm	nm	nm	nm
Credit card	nm	nm	nm	nm	nm
Other retail	nm	nm	nm	nm	nm
Total net charge-offs	nm	nm	nm	nm	nm

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Nonperforming Assets
Nonperforming loans	$52	$56	$60	$115	$64
Other nonperforming assets	18	18	19	18	16
Total nonperforming assets	$70	$74	$79	$133	$80